                                                                  EXHIBIT 10.9

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE PREFERRED STOCK


Issue Date:
                  -----------------
Expiration Date:
                  -----------------

       THIS WARRANT CERTIFIES THAT, for good and valuable consideration, receipt of which is hereby acknowledged, __________________________, or its assigns ("Holder") is entitled to purchase __________________________ fully paid and nonassessable shares of Series B Preferred Stock (the "Shares") of College Club.com (the "Company") at the initial exercise price per Share of $8.55 (the "Warrant Price") as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

ARTICLE 1.    EXERCISE

       1.1 METHOD OF EXERCISE. At any time prior to the expiration or termination of this Warrant, Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

       1.2 CONVERSION RIGHT. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

       1.3 FAIR MARKET VALUE. The fair market value of Series B Preferred Stock shall be (i) the price per share that the Company received for the sale of Preferred Stock occurring most recently prior to the Holder's exercise of this Warrant, or (ii) if the exercise is made in contemplation of an initial public offering of stock ("IPO"), then the mid-point of the price range specified on the Company's preliminary prospectus for the IPO.

       1.4 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new warrant in substantially identical form representing the Shares not so acquired. The foregoing notwithstanding, after the conversion of the Company's outstanding Series B Preferred Stock pursuant to ARTICLE FOURTH, Section B4(a) of the Company's Certificate of Incorporation, this Warrant shall be exercisable for shares of the Company's Common Stock only and any Common Stock issued upon exercise of this Warrant shall be deemed "Shares" for all purposes hereunder.

       1.5 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant in substantially identical form.

       1.6    TERMINATION ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

              1.6.1 "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

              1.6.2 TERMINATION ON ACQUISITION. This Warrant shall terminate, if not earlier exercised, in the event of an Acquisition. In the event the Company is proposed to be acquired, in addition to the notice requirements of
Section 3.2 hereof, the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition. The Holder shall have the right to exercise this Warrant on or prior to the closing date with respect to the proposed Acquisition; if the Warrant is not exercised on or prior to such closing date, the Warrant shall expire upon the occurrence of the closing of the Acquisition.

ARTICLE 2.    ADJUSTMENTS TO THE SHARES.

              2.1    STOCK DIVIDENDS, SPLITS, ETC.

                     (A) If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or;

                     (B) if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

              2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

              2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares issuable upon exercise of this Warrant shall be proportionately decreased.

              2.4 NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

              2.5 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

              2.6 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of an officer of the Company setting forth such adjustment and the facts upon which such adjustment is based The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.    REPRESENTATIONS AND COVENANTS OF THE COMPANY.

              3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

              3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least twenty (20) days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least twenty (20) days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4.    REPRESENTATIONS OF HOLDER.

       In connection with the proposed purchase of the Warrant, Holder hereby represents as follows:

              4.1 INVESTMENT. Holder is purchasing the Warrant and/or the Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

              4.2 KNOWLEDGE. Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant.

              4.3 REGISTRATION. Holder understands that the Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of Holder's investment intent as expressed herein. In this connection, Holder understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if Holder's representation was predicated solely upon a present intention to hold this Warrant and/or the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and/or the Shares, or for a period of one year or any other fixed period in the future. Holder further understands that the Warrant and/or the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Holder understands that the Company is under no obligation to register the Warrant. In addition, Holder understands that the certificates evidencing the Warrant and the Shares will be imprinted with the legend referred to in the Warrant.

       4.4    RULE 144.

              4.4.1 RESALE CONDITIONS. Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Warrant Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

              4.4.2 RESALE RESTRICTIONS. Holder further understands that at the time it wishes to sell the Warrant and/or the Shares there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Holder may be precluded from selling the Warrant and/or the Shares under Rule 144 even if the one-year minimum holding period had been satisfied.

       4.5 NON-RULE 144 EXEMPTION. Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

ARTICLE 5.    MISCELLANEOUS.

       5.1 TERM. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

       5.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

              THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

       5.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder without consideration or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale in compliance with Rule 144(h).

       5.4 TRANSFER PROCEDURE. This Warrant and all rights hereunder may not be transferred by the Holder, except to one or more subsidiaries, affiliates or successors to all the business of the Holder, or to the underwriters in connection with a public offering of equity securities by the Company. Subject to the provisions of Section 5.3, Holder may transfer all or any of the Shares issued upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the Shares being transferred, setting forth the name, address and taxpayer identification number of transferees and surrendering the certificate(s) for the Shares being transferred to the Company for reissuance to the transferee(s) (and Holder if applicable).

       5.5. NO RIGHTS AS STOCKHOLDERS. Except as provided herein, this Warrant does not entitle the Holder to any voting rights as a stockholder of the Company prior to the exercise of this Warrant.

       5.6 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

       5.7 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

       5.8 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

       5.9 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                          COMPANY

                                          College Club.com

                                          By:
                                             ----------------------------------

                                   APPENDIX 1

                               NOTICE OF EXERCISE

       1. The undersigned hereby elects to purchase _____________ shares of the Series B Preferred Stock of College Club.com pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

       2. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to ___________ of the Shares covered by the Warrant.

       3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                                -------------------------------
                                          (Name)

                                -------------------------------

                                -------------------------------

                                -------------------------------
                                          (Address)

       4. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                -------------------------------
                                          (Signature)

-------------------------------
(Date)

                                    SCHEDULE


                                                           NUMBER OF              EXERCISE
WARRANTHOLDER                            DATE                SHARES                 PRICE
-------------                            ----                ------                 -----
Amlicke, Bruce                         06/08/99               1,517                 $2.85
Bill & Caren Skutch                    06/08/99              13,743                 $2.85
Brown, Marvin                          06/08/99               3,800                 $2.85
Bry, P.B.                              06/08/99               2,116                 $2.85
Ciarrocchi, Stephen                    06/08/99               1,096                 $2.85
Clyma, James                           06/08/99               3,643                 $2.85
Cruttenden Roth                        06/08/99              268,773                $3.42
Dave, Amar & Michelle                  06/08/99                916                  $2.85
DiLeonardo, Al                         06/08/99              14,672                 $2.85
DiMaggio, Frank                        06/08/99                734                  $2.85
Domitrovich, Martin                    06/08/99               1,810                 $2.85
Gallo, Gregory & Lynne                 06/08/99                728                  $2.85
George Eyde Ltd Family Part.           06/08/99              18,094                 $2.85
Ginsberg, Sheila                       06/08/99                733                  $2.85
Goverman, Scott                        06/08/99               1,896                 $2.85
Gwynn, Howard                          06/08/99               1,892                 $2.85
Hagadorn Partners, L.P.                06/08/99              18,094                 $2.85
Imburgia, Salvatore                    06/08/99               1,835                 $2.85
J. Anthony Antonelli (A&B Family       06/08/99              13,302                 $2.85
Trust)
Johnston, Marie Kirk                   06/08/99                732                  $2.85
Johnston, Todd & Angela McGuirt        06/08/99                732                  $2.85
Liberati, Don and Barb                 06/08/99               4,304                 $2.85
McGillian, Joe                         06/08/99               1,836                 $2.85
McKee, Bill                            06/08/99               3,620                 $2.85
Polinsky, Alex                         06/08/99               3,799                 $2.85
Regan, Loyd & Tammy                    06/08/99                916                  $2.85
Sarappa, John Jr.                      06/08/99                726                  $2.85
Silicon Valley Bank                    07/20/99              60,000                 $3.56
St. Cyr, Dan                           06/08/99               3,665                 $2.85
Stull, Dean                            06/08/99               1,833                 $2.85
Stull, Dean                            06/08/99               2,932                 $2.85
Welsh, Heath & Michelle                06/08/99               1,092                 $2.85
Zager, Lori                            06/08/99               1,831                 $2.85
